EXHIBIT 32

BINGO NATION INC.

Certification of the Chief Executive Officer and Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Quarterly Report on Form 10-Q, of Bingo Nation Inc. (the “Company”) for the 3 months ended September 30, 2016 (the “Report”), I, Robert Coleridge, President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 21, 2016

/s/ Robert Coleridge
Principal Executive Officer and Principal Financial Officer